UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             ----------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  APRIL 4, 2007
                              (FEBRUARY 27, 2007)


                        GENUTEC BUSINESS SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



MONTANA                           FILE NUMBER 000-52253               81-0481368
(State or other jurisdiction    (Commission File Number)        (I.R.S. Employer
of incorporation or organization)                            Identification No.)

28202 CABOT ROAD, SUITE 650, LAGUNA NIGUEL, CALIFORNIA                     92677
            (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (949) 309-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 27, 2007, GenuTec Business Solutions, Inc. (the "Company") entered into a Restructuring Agreement and Amendment No. 4 to the Note Purchase Agreement (the "Restructuring Agreement"), with Technology Investment Capital Corp., as Purchaser and Collateral Agent ("TICC") and Seaview Mezzanine Fund LP ("Seaview"), in which among other things the Company and Seaview agreed that the Company's Senior Secured Note due 2010 (the "Note") in the original principal amount of $5,000,000 held by Seaview would be exchanged for shares of a new series of convertible preferred stock of the Company, pursuant to the Purchase Agreement described in the following paragraph.

On February 27, 2007, the Company and Seaview also entered into a Preferred Stock Purchase Agreement (the "Purchase Agreement") pursuant to which the Company issued and sold to Seaview an aggregate of 51,508 shares of its Series B Convertible Preferred Stock (the "Series B Preferred Stock") in exchange for the Note (including accrued interest thereon).

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

On February 27, 2007, the Board of Directors of the Company (the "Board") adopted an Amendment (the "Charter Amendment") to the Amended and Restated Articles of Incorporation of the Company (the "Company Charter"), pursuant to which the Board created a series of preferred stock, par value $.0001 per share, of the Company, consisting of 60,000 shares designated as the Series B Convertible Preferred Stock. The Series B Preferred Stock was offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. Each share of Series B Preferred Stock is convertible at the option of the Holder into shares of Common Stock in accordance with the terms of the Charter Amendment. The Holders of Series B Preferred Stock are entitled to vote together with the Holders of Common Stock as a single class upon any matter submitted to the stockholders for a vote, and have that number of votes per share as shall be equal to the number of shares of Common Stock into which the Series B Preferred Stock could be converted.

ITEM 5.01.  CHANGES IN CONTROL OF REGISTRANT

Pursuant to the Purchase Agreement described above, Seaview may be deemed to have acquired control of the Company. Seaview may be deemed the beneficial owner of 106,425,732 shares of Common Stock, based on the acquisition by Seaview of 51,508 shares of Series B Preferred Stock, par value $.0001, which are convertible into 106,425,732 shares of Common Stock, which would represent approximately 80.56% of the outstanding Common Stock of the Company on an as converted basis. Seaview has 80.56% of the voting power on a converted basis and in effect now controls the Company.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

On January 19, 2007 Tony Roth was elected to the Board.

Pursuant to the Restructuring Agreement described above, the Bylaws were amended to reduce the number of directors constituting the Board from eight to five members. On February 27, 2007, the following directors resigned from the Board:

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

--------------------------------------------------------------------------------
DIRECTOR                                 POSITION
--------------------------------------------------------------------------------
Michael Taus                             Director, Member of Compensation
                                         Committee, Audit Committee and
                                         Nominating and Governance Committee
--------------------------------------------------------------------------------
Joseph La Torre                          Director, Member of Compensation
                                         Committee, Audit Committee and
                                         Nominating and Governance Committee
--------------------------------------------------------------------------------
Lawnae Hunter                            Director, Member of Compensation
                                         Committee and Audit Committee
--------------------------------------------------------------------------------
Johan Hendrik Smit Duyzentkunst          Director
--------------------------------------------------------------------------------

On February 28, 2007, Lee J. Danna, Chairman of the Board, President and Chief Executive Officer also resigned from the Board, and from all offices held by him with the Company.

On March 9, 2007, Farzad Hoorizadeh resigned as Executive Vice President, Chief Financial Officer and Secretary of the Company.

On February 28, 2007, David S. Montoya, Scott W. Hartman, Roy Cox and Steven London were elected to the Board as directors, each to serve until his successor is duly elected and qualified or until his resignation or removal. On March 9, 2007, the Board also appointed the following persons to the positions indicated:

--------------------------------------------------------------------------------
NAME                                     POSITION
--------------------------------------------------------------------------------
Scott W. Hartman                         Chairman of the Board, Chairman of the
                                         Compensation Committee, Member of the
                                          Steering Committee
--------------------------------------------------------------------------------
David S. Montoya                         Chairman of the Audit Committee, Member
                                         of the Compensation Committee
--------------------------------------------------------------------------------
Steven London                            Interim non-executive Treasurer, Member
                                         of the Audit Committee and Nominating
                                         Committee
--------------------------------------------------------------------------------
Tony Roth                                Member of the Audit Committee,
                                         Compensation Committee, Nominating
                                         Committee and Steering Committee
--------------------------------------------------------------------------------
Roy Cox                                  President, Interim Chief Executive
                                         Officer and Chairman of the Nominating
                                         Committee
--------------------------------------------------------------------------------
Stephen Gomes                            Chief Technology Officer
--------------------------------------------------------------------------------
Christian Simonsen                       Vice President of Finance and
                                         Operations and Interim Secretary
--------------------------------------------------------------------------------

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

The Board adopted an Amendment to Article V of the Articles of Incorporation of the Company effective as of the date of filing the Articles of Amendment with the Secretary of State of the State of Montana to add a new section thereof in order to create the Series B Preferred Stock, as described in greater detail in
Item 3.02 above.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (d) The following exhibits are furnished with this Current Report on Form 8-K:


EXHIBIT NO.      DESCRIPTION
--------------------------------------------------------------------------------
     99.1        Preferred Stock Purchase Agreement dated February 27, 2007.
     99.2        Restructuring Agreement and Amendment No. 4 to Note Purchase
                 Agreement dated February 27, 2007.
     99.3        Article of Amendment of Articles of Incorporation of GenuTec
                 Business Solutions, Inc. dated February 28, 2007.


CERTAIN STATEMENTS IN THIS CURRENT REPORT ON FORM 8-K CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. TO THE EXTENT THAT ANY STATEMENTS MADE IN THIS CURRENT REPORT ON FORM 8-K CONTAIN INFORMATION THAT IS NOT HISTORICAL, SUCH STATEMENTS ARE ESSENTIALLY FORWARD-LOOKING AND ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTY. ANY FORWARD-LOOKING STATEMENTS INCLUDED IN THIS CURRENT REPORT ON FORM 8-K ARE MADE AS OF THE DATE HEREOF ONLY, BASED ON INFORMATION AVAILABLE TO THE COMPANY AS OF THE DATE HEREOF, AND, SUBJECT TO ANY APPLICABLE LAW TO THE CONTRARY, THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated as of:  April 4, 2007


                                            GENUTEC BUSINESS SOLUTIONS, INC.
                                            --------------------------------


                                                              (Registrant)



                                              /s/ Roy Cox
                                              ----------------------------------
                                              Name:  Roy Cox
                                              Title: Chief Executive Officer

                                  EXHIBIT INDEX



     The following exhibits are furnished with this Current Report on Form 8-K:


EXHIBIT NO.     DESCRIPTION
------------  ------------------------------------------------------------------
99.1            Preferred Stock Purchase Agreement dated February 27, 2007.
99.2            Restructuring Agreement and Amendment No. 4 to Note Purchase
                Agreement dated February 27, 2007.
99.3            Article of Amendment of Articles of Incorporation of GenuTec
                Business Solutions, Inc. dated February 28, 2007.